Exhibit 99.1
Via Announces Third Quarter 2026 Results
Via delivers milestone quarter with revenue growth accelerating to 31%, record pipeline, and Adjusted Net Loss per Share rounding to breakeven.
•Q3 revenue of $144 million and Annual Run-Rate Revenue of $574 million, up 31% year-over-year.
•Continued strength in the United States with 42% year-over-year revenue growth.
•Q3 Customer count of 868, an increase of 22% year-over-year.
•Continued progress towards profitability with Adjusted Net Loss per Share rounding to breakeven.
•Cash and cash equivalents of $323 million as of September 30, 2026.

NEW YORK, NY, November 9, 2026 -- Via Transportation, Inc. (NYSE: VIA), the world’s leading platform for public transit software and services, today announced financial results for the third quarter of fiscal year 2026, which ended September 30, 2026.
“Our team’s outstanding execution delivered a milestone quarter for Via. The acceleration of growth provides further validation for our strategy of building a full stack platform that combines AI-powered software and technology-enabled services for cities and transit agencies," said Daniel Ramot, Via’s Co-founder and Chief Executive Officer. “We are equally pleased that we achieved these results while making another major step towards our profitability target, and at the same time continued to expand our product offering through Via AI Labs.”
Fiscal Third Quarter 2026 Financial and Operational Highlights:

Q3 2026	Q3 2025	Change
(in thousands, except per share amounts, percentages and customer count)
Key Business Metrics:
Platform Annual Run-Rate Revenue (1)	$574,112	$438,612	31%
Customer Count (2)	868	713	22%

Financial Highlights:
Revenue	$143,528	$109,653	31%

Gross Profit	$57,411	$43,086	33%
Adjusted Gross Profit (3)	$58,152	$43,471	34%
Adjusted Gross Margin (3)	41%	40%	1	pt

Adjusted EBITDA (3)	$(3,230)	$(8,692)	(63)%
Adjusted EBITDA Margin (3)	(2)%	(8)%	6	pts

Net Loss	$(18,759)	$(36,887)	(49)%
Adjusted Net Loss (3)	$(350)	$(9,260)	(96)%

Net Loss per Share—Basic and Diluted	$(0.23)	$(1.49)	(85)%
Adjusted Net Loss per Share—Basic and Diluted (3)	$(0.00)	$(0.37)	(100)%
(1)Platform Annual Run-Rate Revenue for any quarter represents our Platform Revenue for that quarter multiplied by four.
(2)Customer Count as of the last date in any quarter represents the number of distinct legal entities which generated Platform revenue in that quarter. The Downtowner acquisition contributed 94 customers.
(3)This press release uses non-GAAP financial measures that adjust GAAP financial measures for the impact of various items. See the section titled “Non-GAAP Financial Measures” and the tables entitled “GAAP to Non-GAAP Reconciliation” below for additional information.

Fourth Quarter and Full Year Outlook:
Our guidance includes non-GAAP measures. For the fourth quarter and full year 2026, Via expects the following:

	Q4 2026	FY 2026
($ in millions)
Platform Revenue	$150.0 - $151.7	$556.7 - $558.4
YoY Growth %	26.1% - 27.6%	28.2% - 28.6%
Adjusted EBITDA (1)	$0.0 - $1.5	($12.5) - ($11.0)
Adjusted EBITDA Margin (1)	0.0% - 1.0%	(2.2)% - (2.0)%
(1)Via is not able, at this time, to provide an outlook for GAAP net loss or a reconciliation of expected Adjusted EBITDA to GAAP net loss for the fourth quarter or full year 2026 because of the difficulty of estimating certain items excluded from Adjusted EBITDA that cannot be reasonably calculated or predicted without unreasonable efforts. For example, charges related to stock-based compensation and related employer payroll taxes expense require additional inputs, such as the number and value of awards granted, that are not currently ascertainable.

Conference Call Details
Via will host a conference call to discuss its third quarter fiscal year 2026 results at 8:30 a.m. Eastern Time (5:30 a.m. Pacific Time) on November 9, 2026. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at investors.ridewithvia.com. Participants who choose to call in to the conference call can do so by dialing (800) 715-9871 or +1 (646) 307-1963 and entering the conference ID: 1199104. A replay of the call will be available and archived via webcast at investors.ridewithvia.com.
About Via
Via is the technology backbone of a modern transportation network. We transform public transportation systems into dynamic networks, based on data and demand. Cities and transit agencies around the world adopt Via’s suite of software and technology-enabled services to replace fragmented legacy systems and consolidate operations. As a result, Via lowers the cost of providing transit, improves the passenger experience, and brings more riders on board. Today, the Via platform is utilized by hundreds of cities across more than 30 countries to create public transportation systems that connect people with jobs, healthcare, and education.
Non-GAAP Financial Measures
We report certain non-GAAP financial measures, not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include Adjusted Gross Profit, Adjusted Research and Development expense, Adjusted Sales and Marketing expense, Adjusted General and Administrative expense, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss and Adjusted Net Loss per share. These measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company’s results as reported under GAAP. Because not all companies calculate non-GAAP financial information identically, the presentations herein may not be comparable to other similarly titled measures used by other companies. The Company’s presentation of such measures, which may include adjustments to exclude unusual or nonrecurring items, should not be construed as an inference that the Company’s future results will be unaffected by other unusual or nonrecurring items. Further, such non-GAAP financial information of the Company should be considered in addition to, and not as superior to or as a substitute for, the historical consolidated financial statements of the Company prepared in accordance with GAAP. We urge you to review the reconciliations of the non-GAAP measures to their directly comparable GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Safe Harbor/Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws that reflect our current views with respect to, among other things, future events, market trends and our future business, financial condition, results of operations, and prospects. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not statements of historical fact, and are based on current expectations, estimates, and projections about our industry as well as certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. These forward-looking statements are subject to a number of known and unknown risks, uncertainties, and assumptions, which you should consider and read carefully, including but not limited to, the risks and uncertainties discussed in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed in connection with this earnings and other filings with the Securities and Exchange Commission (SEC). Except to the extent required by law, we do not undertake to update any of the information contained in this press release.
Media Contact: press@ridewithvia.com
Investor Relations: ir@ridewithvia.com

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands, except share and per share amounts)	2026	2025	2026	2025
Revenue	$143,528	$109,653	$406,669	$315,428
Cost of revenue (1)	86,117	66,567	243,597	190,581
Gross profit	57,411	43,086	163,072	124,847
Operating expenses:
Research and development (1)	26,229	23,131	76,865	67,214
Sales and marketing (1)	20,326	17,657	61,958	48,832
General and administrative (1)	32,088	21,189	90,819	61,026
Total operating expenses	78,643	61,977	229,642	177,072
Operating loss	(21,232)	(18,891)	(66,570)	(52,225)
Interest income	2,631	883	8,209	1,937
Interest expense	(479)	(2,147)	(990)	(6,972)
Loss on extinguishment of convertible notes	—	(10,949)	—	(10,949)
Other income (expense)—net	232	(5,293)	1,520	(4,082)
Loss before income taxes	(18,848)	(36,397)	(57,831)	(72,291)
Provision for (benefit from) income taxes	(89)	490	633	2,134
Net loss	$(18,759)	$(36,887)	$(58,464)	$(74,425)

Basic and diluted net loss per share:
Net loss per share—basic and diluted	$(0.23)	$(1.49)	$(0.72)	$(4.43)
Weighted average shares of common stock outstanding used in computing net loss per share—basic and diluted	81,675,824	24,730,353	81,398,528	16,816,111
______________
(1)Includes stock-based compensation and related employer payroll taxes as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Cost of revenue	$100	$41	$273	$147
Research and development	4,488	1,923	12,820	5,086
Sales and marketing	2,395	1,906	9,346	4,445
General and administrative	8,380	3,633	24,498	7,178
Total	$15,363	$7,503	$46,937	$16,856

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)	September 30, 2026	December 31 2025
Assets
Current assets:
Cash and cash equivalents	$322,803	$370,914
Accounts receivable—net of allowance of $13 and $24 as of September 30, 2026 and December 31, 2025, respectively	123,338	81,572
Prepaid expenses and other current assets	17,900	17,065
Total current assets	464,041	469,551
Noncurrent assets:
Restricted cash and cash equivalents	1,257	1,171
Property and equipment—net	17,757	13,395
Operating lease right-of-use assets	24,013	18,319
Deferred tax assets	520	529
Intangible assets—net	31,631	36,025
Goodwill	190,855	192,305
Other noncurrent assets	1,577	1,800
Total noncurrent assets	267,610	263,544
Total assets	$731,651	$733,095

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)	September 30, 2026	December 31, 2025
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,156	$4,427
Accrued expenses and other current liabilities	25,452	24,886
Operating lease liabilities	11,796	9,749
Deferred revenue	24,384	26,893
Insurance payables	14,102	15,144
Accrued compensation and benefits	18,278	13,136
Total current liabilities	99,168	94,235
Noncurrent liabilities:
Operating lease liabilities	12,498	9,378
Deferred revenue	896	1,746
Total noncurrent liabilities	13,394	11,124
Total liabilities	112,562	105,359
Stockholders' equity:
Preferred stock	—	—
Class A common stock	1	1
Class B common stock	—	—
Class C common stock	—	—
Additional paid-in capital	1,864,281	1,811,349
Accumulated other comprehensive income (loss)	4,587	7,702
Accumulated deficit	(1,249,780)	(1,191,316)
Total stockholders’ equity	619,089	627,736
Total liabilities and stockholders' equity	$731,651	$733,095

VIA TRANSPORTATION, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Operating activities:
Net loss	$(18,759)	$(36,887)	$(58,464)	$(74,425)
Adjustments to reconcile net loss to net cash used in operating activities:	—
Depreciation and amortization	2,433	2,133	7,212	6,476
Stock-based compensation	15,331	6,592	46,905	15,945
Deferred income taxes	(119)	(825)	9	(775)
Noncash operating lease expense	3,535	2,359	9,636	6,432
Revaluation of warrants liability	—	—	—	(2,273)
Revaluation of convertible notes' embedded derivative feature	—	5,217	—	9,312
Amortization of convertible notes' discount	—	1,491	—	4,819
Loss on extinguishment of convertible notes	—	10,949	—	10,949
Changes in operating assets and liabilities:
Accounts receivable	(18,728)	(2,061)	(42,369)	(8,315)
Prepaid expenses and other assets	(753)	(1,305)	(1,194)	(2,584)
Accounts payable	(881)	(1,253)	759	1,567
Accrued expenses and other current liabilities	1,472	107	(441)	2,500
Operating lease liabilities	(3,636)	(2,367)	(9,489)	(6,541)
Deferred revenue	1,442	2,672	(3,165)	87
Accrued compensation and benefits	5,356	3,148	5,268	2,846
Insurance payables	(1,226)	1,500	(1,042)	3,566
Net cash used in operating activities	(14,533)	(8,530)	(46,375)	(30,414)
Investing activities:
Purchase of property and equipment	(618)	(354)	(1,296)	(1,337)
Capitalized internal-use software	(2,138)	(1,104)	(6,145)	(3,222)
Acquisitions—net of cash acquired	—	—	279	—
Net cash used in investing activities	(2,756)	(1,458)	(7,162)	(4,559)
Financing activities:
Proceeds from issuance of Series E convertible preferred stock upon exercise of warrants	—	—	—	20,000
Repayment of line of credit	—	(5,000)	—	(10,000)
Proceeds from issuance of convertible notes	—	—	—	7,500
Proceeds from exercise of stock options	4,336	7,898	6,027	9,952
Proceeds from initial public offering, net of underwriting discounts and commissions	—	307,871	—	307,871
Payments of initial public offering costs	—	(1,051)	—	(1,051)
Payment of issuance fees	—	—	—	(322)
Net cash provided by financing activities	4,336	309,718	6,027	333,950
Effect of foreign exchange on cash, cash equivalents, and restricted cash and cash equivalents	(203)	261	(515)	1,326
Net increase (decrease) in cash, cash equivalents and restricted cash and cash equivalents	(13,156)	299,991	(48,025)	300,303
Cash, cash equivalents, and restricted cash and cash equivalents—beginning of period	337,216	79,301	372,085	78,989
Cash, cash equivalents, and restricted cash and cash equivalents—end of period	$324,060	$379,292	$324,060	$379,292

VIA TRANSPORTATION, INC.
GAAP TO NON-GAAP RECONCILIATION

Adjusted Gross Profit and Adjusted Gross Margin
Adjusted Gross Profit represents gross profit excluding stock-based compensation and related employer payroll taxes and depreciation and amortization. Adjusted Gross Margin represents Adjusted Gross Profit as a percentage of revenue.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Gross profit	$57,411	$43,086	$163,072	$124,847
Gross profit margin	40%	39%	40%	40%
Stock-based compensation and related employer payroll taxes	100	41	273	147
Depreciation and amortization (1)	641	344	1,829	1,198
Adjusted Gross Profit	$58,152	$43,471	$165,174	$126,192
Adjusted Gross Margin	41%	40%	41%	40%
(1)Excludes amortization of internal-use software.
Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA represents net loss excluding certain items that we do not consider indicative of our ongoing business performance: interest income, interest expense, loss on extinguishment of convertible notes, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation and related employer payroll taxes, other (income) expense, net, which consists primarily of changes in the fair value of derivatives and foreign currency transaction gains and losses, and other nonrecurring or noncash items impacting net income (loss) such as intellectual property and securities litigation costs, and transaction costs related to our IPO and M&A activity. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenue.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
Net loss	$(18,759)	$(36,887)	$(58,464)	$(74,425)
Interest Income	(2,631)	(883)	(8,209)	(1,937)
Interest expense	479	2,147	990	6,972
Loss on extinguishment of convertible notes	—	10,949	—	10,949
Provision for (benefit from) income taxes	(89)	490	633	2,134
Other (income) expense, net	(232)	5,293	(1,520)	4,082
Depreciation and amortization (1)	1,838	1,542	5,451	4,804
Stock-based compensation and related employer payroll taxes	15,363	7,503	46,937	16,856
Litigation costs (2)	180	(95)	380	2,598
Transaction costs (3)	356	1,249	757	1,957
Other	265	—	565	—
Adjusted EBITDA	$(3,230)	$(8,692)	$(12,480)	$(26,010)
Net loss margin	(13)%	(34)%	(14)%	(24)%
Adjusted EBITDA Margin	(2)%	(8)%	(3)%	(8)%
(1)Excludes amortization of internal-use software.
(2)Litigation costs relate to nonrecurring intellectual property and securities litigation.
(3)Transaction costs include nonrecurring costs incurred in relation to our IPO and M&A activity.

Adjusted operating expenses
Adjusted Research and Development expense, Adjusted Sales and Marketing expense and Adjusted General and Administrative Expense represent the respective GAAP measures excluding certain items that we do not consider indicative of our ongoing business performance: depreciation and amortization, stock-based compensation and related employer payroll taxes, and other nonrecurring items such as intellectual property and securities litigation costs, and transaction costs related to our IPO and historical M&A activity.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2026	2025	2026	2025
GAAP research and development expense	$26,229	$23,131	$76,865	$67,214
Depreciation	(96)	(119)	(313)	(395)
Stock-based compensation and related employer payroll taxes	(4,488)	(1,923)	(12,820)	(5,086)
Transaction costs (1)	$—	$(189)	$—	$(189)
Adjusted Research and Development expense	$21,645	$20,900	$63,732	$61,544

GAAP sales and marketing expense	$20,326	$17,657	$61,958	$48,832
Stock-based compensation and related employer payroll taxes	(2,395)	(1,906)	(9,346)	(4,445)
Transaction costs (1)	—	(309)	(32)	(313)
Other	$(1)	$—	$(276)	$—
Adjusted Sales and Marketing expense	$17,930	$15,442	$52,304	$44,074

GAAP general and administrative expense	$32,088	$21,189	$90,819	$61,026
Depreciation and amortization	(1,101)	(1,079)	(3,309)	(3,211)
Stock-based compensation and related employer payroll taxes	(8,380)	(3,633)	(24,498)	(7,178)
Litigation costs (2)	(180)	95	(380)	(2,598)
Transaction costs (1)	(356)	(751)	(725)	(1,455)
Other	$(264)	$—	$(289)	$—
Adjusted General and Administrative expense	$21,807	$15,821	$61,618	$46,584
(1)Transaction costs include nonrecurring costs incurred in relation to our IPO and M&A activity.
(2)Litigation costs relate to nonrecurring intellectual property and securities litigation.

Adjusted Net Loss and Adjusted Net Loss per share
Adjusted Net Loss represents net loss excluding certain items that we do not consider indicative of our ongoing business performance: amortization of discount on convertible notes, loss on extinguishment of convertible notes, changes in the fair value of derivatives, depreciation and amortization, stock-based compensation and related employer payroll taxes, and other nonrecurring or noncash items impacting net loss such as intellectual property and securities litigation costs, transaction costs related to our IPO and M&A activity, and other income related to employee retention credit under the CARES Act. Adjusted Net Loss per share represents Adjusted Net Loss divided by the weighted average shares of common stock outstanding during the respective period.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands, except share and per share amounts)	2026	2025	2026	2025
GAAP net loss	$(18,759)	$(36,887)	$(58,464)	$(74,425)
Amortization of discount on convertible notes	—	1,491	—	4,819
Loss on extinguishment of convertible notes	—	10,949	—	10,949
Revaluation of warrants liability	—	—	—	(2,273)
Revaluation of convertible notes embedded derivative feature	—	5,217	—	9,312
Employee retention credit	—	(441)	(1,758)	(2,252)
Depreciation and amortization (1)	1,838	1,542	5,451	4,804
Stock-based compensation and related employer payroll taxes	15,363	7,503	46,937	16,856
Litigation costs (2)	180	(95)	380	2,598
Transaction costs (3)	356	1,249	757	1,957
Other	265	—	565	—
Provision for income tax benefit of adjustments	407	212	1,173	586
Adjusted Net Loss	$(350)	$(9,260)	$(4,959)	$(27,069)

GAAP net loss per share—basic and diluted	$(0.23)	$(1.49)	$(0.72)	$(4.43)
Adjusted Net Loss per share—basic and diluted	$(0.00)	$(0.37)	$(0.06)	$(1.61)
Weighted average shares of common stock outstanding used in computing net loss per share and Adjusted Net Loss per share—basic and diluted	81,675,824	24,730,353	81,398,528	16,816,111
(1)Excludes amortization of internal-use software.
(2)Litigation costs relate to nonrecurring intellectual property and securities litigation.
(3)Transaction costs include nonrecurring costs incurred in relation to our IPO and M&A activity.